Exhibit 10.2
CONSENT AND AMENDMENT NO. 2
TO CREDIT AGREEMENT
          THIS CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 17, 2010, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”) and NAVARRE CORPORATION, a Minnesota corporation (“Borrower”).
          WHEREAS, Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of November 12, 2009 (as amended, modified or supplemented from time to time, the “Credit Agreement”);
          WHEREAS, Encore Software, Inc. (“Encore”), a Loan Party and a Subsidiary of Borrower, desires to purchase substantially all of the assets of Punch Software LLC, a Delaware limited liability company (“Punch”), pursuant to that certain Asset Purchase Agreement dated as of the date hereof and a copy of which is attached as Exhibit A (the “Punch Acquisition Agreement”) by and among Encore, Borrower and Punch (such transaction, the “Punch Acquisition”);
          WHEREAS, Borrower has requested that Agent and Lenders consent to the consummation of the Punch Acquisition, and Agent and Lenders have agreed to the foregoing subject to the terms and conditions contained herein; and
          WHEREAS, in connection with the foregoing, Borrower, Agent and Lenders have agreed to amend the Credit Agreement in certain respects;
          NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
          2. Consent. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties of Borrower set forth in Section 8 below, Agent and Lenders hereby consent to the consummation of the Punch Acquisition by Encore pursuant to the terms of the Punch Acquisition Agreement. This is a limited consent and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          3. Amendments to Credit Agreement: In reliance upon the representations and warranties of Borrower set forth in Section 8 below, the Credit Agreement is hereby amended in the following respects:

          (a) Section 4.27 of the Credit Agreement is amended and restated in its entirety as follows:
          4.27. Punch Acquisition Documents.
     (a) Borrower has delivered to Agent a complete and correct copy of the Punch Acquisition Documents, including all schedules and exhibits thereto. The execution, delivery and performance of each of the Punch Acquisition Documents has been duly authorized by all necessary action on the part of Borrower and Encore. Each Punch Acquisition Document is the legal, valid and binding obligation of Encore (and in the case of the Punch Acquisition Agreement, Borrower and Encore), enforceable against Encore (and in the case of the Punch Acquisition Agreement, Borrower and Encore), in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought. Neither of Borrower nor Encore is in default in the performance or compliance with any provisions thereof. All representations and warranties made by Borrower or Encore in the Punch Acquisition Documents and in the certificates delivered in connection therewith are true and correct in all material respects. To Borrower’s and Encore’s knowledge, none of Punch’s representations or warranties in the Punch Acquisition Documents contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, in any case that could reasonably be expected to result in a Material Adverse Change.
     (b) As of the Punch Acquisition Closing Date, the Punch Acquisition has been consummated in all material respects, in accordance with all applicable laws. As of the Punch Acquisition Closing Date, all requisite approvals by Governmental Authorities having jurisdiction over Encore and, to Borrower’s knowledge, Punch, with respect to the Punch Acquisition, have been obtained (including filings or approvals required under the Hart-Scott-Rodino Antitrust Improvements Act), except for any approval the failure to obtain could not reasonably be expected to be material to the interests of the Lenders. As of the Punch Acquisition Closing Date, after giving effect to the transactions contemplated by the Punch Acquisition Documents, Encore will have good title to the assets acquired pursuant to the Punch Acquisition Agreement, free and clear of all Liens other than Permitted Liens.
          (b) Clause (ii) of Section 6.7(a) of the Credit Agreement is amended and restated in its entirety as follows:
     (ii) make any payment on account of Indebtedness that has been contractually subordinated in right of payment (including, without limitation, Indebtedness under the Punch Seller Note and the Punch Earn-Out) if such payment is not permitted at such time under the subordination terms and conditions, or
          (c) Section 8.2(a) of the Credit Agreement is amended and restated in its entirety as follows:
     (a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 5.1, 5.2, 5.3 (solely if Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if Borrower refuses to allow Agent or its representatives or agents to visit Borrower’s properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrower’s affairs, finances, and accounts with officers and employees of Borrower), 5.10, 5.11, 5.13, 5.14 or 5.17 of this Agreement, (ii) Sections 6.1 through 6.16 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 6 of the Security Agreement;
          (d) Schedule 1.1 of the Credit Agreement is amended by adding the following new defined terms thereto in their appropriate alphabetical order as follows:
     “Encore” means Encore Software, Inc., a Minnesota corporation.
     “Punch” means Punch Software LLC, a Delaware limited liability company.
     “Punch Acquisition” means the acquisition by Encore of substantially all of the assets of Punch pursuant to the Punch Acquisition Agreement and the other Punch Acquisition Documents.
     “Punch Acquisition Agreement” means that certain Asset Purchase Agreement, dated as of May 17, 2010, by and among Encore, Navarre and Punch.
     “Punch Acquisition Closing Date” means May 17, 2010.
     “Punch Acquisition Documents” means the Punch Acquisition Agreement and all other documents related thereto and executed in connection therewith.
     “Punch Earn-Out” means the contingent earn-out payment of up to $2,500,000 owed by Encore to Punch pursuant to Section 3.5 of the Punch Acquisition Agreement.
     “Punch Seller Note” means that certain Subordinated Promissory Note in the principal amount of $1,100,000 dated as of the Punch Acquisition Closing Date executed by Encore in favor of Punch.
     “Punch Seller Subordination Agreement” means that certain Subordination Agreement dated as of the Punch Acquisition Closing Date by and among Punch, Encore, Borrower and Agent.

          (e) Schedule 1.1 of the Credit Agreement is amended by amending the defined term “Eligible Accounts” set forth therein by (i) deleting the word “or” following clause (q) of such definition, (ii) deleting the period at the end of clause (r) of such definition, (iii) adding “, or” to the end of clause (r) of such definition, and (iv) adding the following new clause (s) to such definition:
     (s) Accounts originally created by Punch and acquired by Encore from Punch in under the Punch Acquisition Agreement (provided that the foregoing shall not include Accounts created by Encore after the Punch Acquisition Closing Date).
          (f) Schedule 1.1 of the Credit Agreement is amended by amending and restating the defined term “Loan Documents” set forth therein in its entirety as follows:
     “Loan Documents” means the Agreement, the Bank Product Agreements, any Borrowing Base Certificate, the Collateral Access Agreements, the Controlled Account Agreements, the Control Agreements, the Copyright Security Agreement, the Fee Letter, the Guaranty, the Intercompany Subordination Agreement, the Letters of Credit, the Patent Security Agreement, the Security Agreement, the Trademark Security Agreement, the Punch Seller Subordination Agreement, any note or notes executed by Borrower in connection with the Agreement and payable to any member of the Lender Group, any letter of credit application entered into by Borrower in connection with the Agreement, and any other agreement entered into, now or in the future, by Borrower or any of its Subsidiaries and any member of the Lender Group in connection with the Agreement.
          (g) Schedule 1.1 of the Credit Agreement is amended by amending the defined term “Permitted Indebtedness” set forth therein by (i) deleting the word “and” following clause (i) of such definition, (ii) deleting the period at the end of clause (j) of such definition, (iii) adding “, and” to the end of clause (j) of such definition, and (iv) adding the following new clause (k) to such definition:
     (k) Indebtedness of Encore under the Punch Earn-Out and the Punch Seller Note (each as in effect on the Punch Acquisition Closing Date) and the guaranty of such Indebtedness by Borrower, so long as all of such Indebtedness is subject to the Punch Seller Subordination Agreement.
          (h) The following Schedules to the Credit Agreement are amended and restated in their entirety as set forth on Exhibit B to this Amendment: Schedule 4.13 (Intellectual Property) and Schedule 4.17 (Material Contracts).
          4. Continuing Effect. Except as expressly set forth in Section 2 and Section 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

          5. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.
          6. Amendment Fee. To induce Agent and Lenders to enter into this Amendment, Borrower agrees to pay to Agent, for the ratable benefit of the Lenders, a non-refundable fee equal to $32,500 (the “Amendment Fee”), which shall be due and payable on the date hereof.
          7. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:
          (a) Agent shall have received a fully executed copy of this Amendment (along with the Consent and Reaffirmation attached hereto) and each of the additional documents, instruments and agreements listed on the Closing Checklist attached hereto as Exhibit C, each in form and substance acceptable to Agent, together with such other documents, agreements and instruments as Agent may require or reasonably request;
          (b) Agent shall have received the Amendment Fee; and
          (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
          8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:
          (a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
          (b) No Default or Event of Default has occurred and is continuing; and
          (c) This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.
          9. Miscellaneous.
          (a) Expenses. Borrower agrees to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
          (b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.
          (c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
          10. Release.
          (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each Guarantor (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, any Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.
          (b) Each of Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
          (c) Each of Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

NAVARRE CORPORATION, a Minnesota corporation

By:
Title:

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as Agent and as a Lender

By:
Title:

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:
Title:

CONSENT AND REAFFIRMATION
     Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment No. 2 to Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound by the terms of the Amendment, including Section 10 thereof; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Document to which any of the undersigned is a party and reaffirm that each such Loan Document is and shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.
     IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

NAVARRE DISTRIBUTION SERVICES, INC., a Minnesota corporation

By:
Title:

NAVARRE ONLINE FULFILLMENT SERVICES, INC., a Minnesota corporation

By:
Title:

ENCORE SOFTWARE, INC., a Minnesota Corporation

By:
Title:

FUNIMATION PRODUCTIONS, LTD., a Texas limited partnership

By: Navarre CP, LLC, its General Partner

By:
Title:

ANIMEONLINE, LTD., a Texas limited partnership

By: Navarre CS, LLC, its General Partner

By:
Title:

NAVARRE CP, LLC, a Minnesota limited liability company

By:
Title:

NAVARRE CLP, LLC, a Minnesota limited liability company

By:
Title:

NAVARRE CS, LLC, a Minnesota limited liability company

By:
Title:

FUNIMATION CHANNEL, INC., a Minnesota corporation

By:
Title:

BCI ECLIPSE COMPANY, LLC, a Minnesota limited liability company

By:
Title:

NAVARRE LOGISTICAL SERVICES, INC., a Minnesota corporation

By:
Title:

NAVARRE DIGITAL SERVICES, INC., a Minnesota corporation

By:
Title:

NAVARRE DISTRIBUTION SERVICES ULC, a British Columbia unlimited liability company

By:
Title:

EXHIBIT A
Punch Acquisition Agreement
See Attached.

EXHIBIT B
Certain Amended and Restated Schedules
See Attached.

EXHIBIT C
Closing Checklist
See Attached.